UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 13, 2005
                                                         ----------------

                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



             Florida                      0-26617               65-0794113
             -------                      -------               ----------
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
        of Incorporation)               File Number)         Identification No.)




              3391 S.E. 14th Avenue, Fort Lauderdale, Florida 33316
              -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 523-8985
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
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         On January 13, 2005 the Company agreed to issue its chief executive officer an aggregate of 454,773 shares of its common stock in consideration of its chief executive officer providing personal guarantees for the Company. Such guarantees were required to secure lines of credit up to $700,000.

         In addition, on January 13, 2005 the Company issued an aggregate of 209,351 shares of its common stock to its chief executive officer and chief financial officer as payment of bonuses earned pursuant to their respective employment agreements during the fiscal year ended July 31, 2004. Such bonuses had been accrued since the end of the fiscal year ended July 31, 2004. The executive officers agreed to receive the shares of stock in lieu of cash. The bonus payable to the Company's chief executive officer was $27,927.45 and the bonus payable to the Company's chief financial officer was $13,963.73.

         The shares were issued under the exemption from registration provided by Section 4(2) of the Securities Act. The shares contain the appropriate legends restricting their transferability absent registration or applicable exemption.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                JUPITER MARINE INTERNATIONAL
                                                HOLDINGS, INC.


         Date:  January 18, 2005                /s/ Carl Herndon
                                                ----------------------------
                                                Carl Herndon
                                                Chief Executive Officer





















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